SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                                 March 28, 2002
                                 --------------
                                 Date of Report

                            RMED International, Inc.
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)

Colorado                             0-14696                     84-0898302
--------                             -------                     ----------
(State of Incorporation)     (Commission File Number)         (I.R.S. Employer
                                                               Identification)

                              675 Industrial Blvd.
                                 Delta, CO 81416
                                 ---------------
                          (Address of Principal Office)

                                 (970) 874-7536
                                 --------------
                         (Registrant's Telephone Number)

Item 5 - Other Events

RMED International, Inc. ("RMED", the "Company") announces it has bought back 1,366,501 RMED common shares from two ex-directors and returned the shares to RMED treasury. As of today there are 8,488,291 outstanding RMED shares.


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

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  March 28, 2002                    RMED International, Inc.
                                         By: /s/ Stu Brown
                                         -----------------
                                         Stu Brown, Vice-President & CFO


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